UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Drive Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2009, Ron Miller, Chief Executive Officer and President of Aventine Renewable Energy Holdings, Inc. (“Aventine”), submitted his resignation to the Company; this resignation is effective October 23, 2009.  Mr. Miller also resigned his position as Director of Aventine.

On October 14, 2009, Aventine’s Board appointed George T. Henning, Jr. as Interim Chief Executive Officer and President of the Company, effective October 24, 2009.   Mr. Henning, 68, has served as Interim Chief Financial Officer since March 2009 and will retain that position.  Prior to joining Aventine, Mr. Henning had been retired since 2001.  During his retirement, Mr. Henning served on several boards of governmental organizations and he currently serves as an elected trustee of The Pennsylvania State University and as vice chair of its Finance and Property Committee.  Mr. Henning has over 35 years experience in capital-intensive industries.  Mr. Henning’s career has included financial and management positions in the natural gas distribution, mining, chemical and steel industries.  Mr. Henning’s experience includes numerous positions with Eastern Gas and Fuel Associates, a holding company based in Boston, Massachusetts; the LTV Corporation based in Cleveland, Ohio and its predecessor companies including Lykes Corporation, Jones & Laughlin Steel Corporation and Youngstown Sheet and Tube Company; and Pioneer Americas Company, a Houston based chemicals company.

In connection with his appointment as Interim CEO, Mr. Henning’s salary was increased to $390,000 per year.  The salary of Daniel Trunfio, the Company’s Chief Operating Officer, has also been increased to $390,000.

Item 8.01   Other Events.

On October 14, 2009, the Company issued a press release announcing that Mr. Miller had resigned and that Mr. Henning had been appointed as Interim Chief Executive Officer and President.  The press release is attached Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1

Press release, dated October 14, 2009, issued by Aventine Renewable Energy Holdings, Inc. announcing the resignation of Mr. Miller and the appointment of Mr. Henning as Interim Chief Executive Officer and President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 15, 2009

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated October 14, 2009, issued by Aventine Renewable Energy Holdings, Inc. announcing the resignation of Mr. Miller and the appointment of Mr. Henning as Interim Chief Executive Officer and President.